Exhibit 99.1 Disclaimer Forward-Looking Statements Statements in this document that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt's businesses, and any other statements regarding events or developments the company believes or anticipates will or may occur in the future, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the ability of Mallinckrodt and its subsidiaries to consummate the Plan, the effects of the Chapter 11 cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the consummation of the transactions contemplated by the restructuring support agreement and the Plan, including the settlements entered into with the OCC, the UCC, and Mallinckrodt's second lien noteholders and the ability of the parties to negotiate definitive agreements with respect to the matters covered by the related term sheets, whether related to such settlements, included in the restructuring support agreement, the Plan or otherwise, the occurrence of events that may give rise to a right of any of the parties to terminate the restructuring support agreement, the Plan or any of the settlements and to satisfy the other conditions of the restructuring support agreement, the Plan and the settlements, including satisfying the milestones specified in the restructuring support agreement and completion of the expected Irish examinership process; governmental investigations and inquiries, regulatory actions and lawsuits brought against Mallinckrodt by government agencies and private parties with respect to its historical commercialization of opioids, including the agreement set forth in the Plan regarding a global settlement to resolve all opioid-related claims; potential delays in Mallinckrodt's Chapter 11 process; the settlement set forth in the Plan with governmental parties to resolve certain disputes relating to Acthar Gel; the possibility that such settlement will not be consummated and the risks and uncertainties related thereto, including the time and expense of continuing to litigate this dispute and the impact of this dispute on Mallinckrodt's financial condition and expectations for performance; the ability to maintain relationships with Mallinckrodt's suppliers, customers, employees and other third parties as a result of the Chapter 11 cases; the availability of operating capital during the pendency of the Chapter 11 cases, including events that could terminate Mallinckrodt's right to continue to access the cash collateral of Mallinckrodt's lenders; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even if the Chapter 11 plan is successfully consummated; the possibility that Mallinckrodt's Chapter 11 cases may be converted into Chapter 7 cases under the bankruptcy code; the potential termination of Mallinckrodt's exclusive right to file a Chapter 11 plan; the nondischargeability of certain claims against Mallinckrodt as part of the bankruptcy process; developing, funding and executing Mallinckrodt's business plan and continuing as a going concern; Mallinckrodt's post-bankruptcy capital structure; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt's products due to legal changes or changes in insurers' reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the impact of the outbreak of the COVID-19 coronavirus; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; Mallinckrodt's and its partners' ability to successfully develop or commercialize new products or expand commercial opportunities; Mallinckrodt's ability to navigate price fluctuations; competition; Mallinckrodt's and its partners' ability to protect intellectual property rights; limited clinical trial data for Acthar Gel; clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental liabilities; potential indemnification liabilities to Covidien pursuant to the separation and distribution agreement; business development activities; retention of key personnel; the effectiveness of information technology infrastructure including cybersecurity and data leakage risks; customer concentration; Mallinckrodt's reliance on certain individual products that are material to its financial performance; Mallinckrodt's ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; conducting business internationally; Mallinckrodt's ability to achieve expected benefits from restructuring activities; Mallinckrodt's significant levels of intangible assets and related impairment testing; labor and employment laws and regulations; natural disasters or other catastrophic events; Mallinckrodt's substantial indebtedness and its ability to generate sufficient cash to reduce its indebtedness; Mallinckrodt's ability to generate sufficient cash to service indebtedness even after the existing indebtedness is restructured; future changes to U.S. and foreign tax laws or the impact of disputes with governmental tax authorities; and the impact of Irish laws. These and other factors are identified and described in more detail in the Risk Factors section of Mallinckrodt's most recent Annual Report on Form 10-K and other filings with the SEC. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Disclaimer (Cont’d) Financial Disclosure Advisory The Company has not yet completed its reporting process for its first quarter of fiscal 2022 ended April 1, 2022. The preliminary results presented herein are based on its estimates and the information available to it at this time and, because of their preliminary nature, the Company has provided ranges, rather than specific amounts. As such, the Company's actual results may materially vary from the preliminary results presented herein and will not be finalized until the company reports its final results for its first quarter of fiscal 2022 after the completion of its normal quarter end accounting procedures. In addition, any statements regarding the Company's estimated financial condition or performance for the first quarter of fiscal 2022 do not present all information necessary for an understanding of the Company's financial condition and results of operations as of and for the quarterly period ended April 1, 2022. Investors should exercise caution in relying on this information, and should not draw any inferences from this information regarding financial or operating data not provided. Non-GAAP Financial Measures This document contains adjusted EBITDA, which is considered a “non-GAAP” financial measure under applicable SEC rules and regulations. Adjusted EBITDA represents amounts prepared in accordance with accounting principles generally accepted in the U.S. (GAAP) and adjusts for certain items that management believes are not reflective of the operational performance of the business. Consolidated adjusted EBITDA represents net loss adjusted for interest expense, net, taxes, depreciation and amortization and certain items that management believes are not reflective of the operational performance of the business and additional adjustments. These adjustments include, but are not limited to, restructuring charges, net; non-restructuring impairment charges; inventory step-up expense; discontinued operations; changes in fair value of contingent consideration obligations; significant legal and environmental charges; divestitures; separation costs; gain on debt extinguishment, net; unrealized loss (gain) on equity investment; R&D upfront payments; reorganization items, net; share-based compensation and other items identified by the company. The Company has provided this adjusted financial measure because it is used by management, along with financial measures in accordance with GAAP, to evaluate the company's operating performance. In addition, the Company believes that this adjusted financial measure will be used by certain investors to measure Mallinckrodt's operating results. Management believes that presenting this adjusted measure provides useful information about the Company's performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. Reconciliations of this adjusted financial measure to its most directly comparable GAAP financial measure is included herein. This non-GAAP information should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Q1 2022E Preliminary Financial Results 2022E ($ in millions) ________________________ (1) Adjusted EBITDA is a Non-GAAP measure; see slide 2. 3

Q1 2022E Preliminary Financial Results – Reconciliation of Non-GAAP Measures 2022E ($ in millions) 4